UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 2, 2015

TARGA RESOURCES PARTNERS LP

(Exact name of registrant as specified in its charter)

Delaware	001-33303	65-1295427
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification Number)

1000 Louisiana, Suite 4300

Houston, Texas 77002

(Address of principal executive office) (Zip Code)

(713) 584-1000

(Registrants’ telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

Merger Agreement

On November 2, 2015, Targa Resources Corp., a Delaware corporation (“TRC”), and Targa Resources Partners LP, a Delaware limited partnership (“TRP”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) by and among TRC, Spartan Merger Sub LLC, a Delaware limited liability company and a subsidiary of TRC (“Merger Sub”), TRP and Targa Resources GP LLC, a Delaware limited liability company and the general partner of TRP (“TRP GP”), pursuant to which TRC will acquire directly or indirectly all of the outstanding common units representing limited partner interests in TRP (“TRP common units”) not already owned by TRC and its subsidiaries. Upon the terms and conditions set forth in the Merger Agreement, Merger Sub will be merged with and into TRP (the “Merger”), with TRP continuing as the surviving entity and as a subsidiary of TRC.

Subject to the terms and conditions set forth in the Merger Agreement, at the effective time of the merger (the “Effective Time”), each TRP common unit issued and outstanding (other than (x) TRP common units that are owned immediately prior to the Effective Time by TRP or its subsidiaries, which will be automatically cancelled and will cease to exist, and (y) TRP common units owned immediately prior to the Effective time by TRP GP or TRC or any of its subsidiaries (other than TRP and its subsidiaries), which will remain outstanding in TRP, unaffected by the Merger) will be converted into the right to receive 0.62 (the “Exchange Ratio”) of a share of TRC’s common stock, par value $0.001 per share (“TRC common stock” and such consideration, the “Merger Consideration”). Each 9.00% Series A Fixed-to-Floating Rate Cumulative Redeemable Perpetual Preferred Unit that is issued and outstanding immediately prior to the Effective Time will, at the Effective Time, continue to be issued and outstanding and to represent a limited partner interest in TRP.

Pursuant to the Merger Agreement, each Performance Unit award previously granted under the Targa Resources Partners Long-Term Incentive Plan (the “TRP LTIP”) relating to TRP common units that is outstanding immediately prior to the Effective Time (the “TRP Awards”) shall, as of the Effective Time, automatically be converted and restated into the right to receive an equity award with respect to TRC common stock, based on the Exchange Ratio (rounded down to the nearest whole share of TRC common stock). The Merger Agreement also provides for the adoption and assumption by TRC of the TRP LTIP, to be effective as of the Effective Time.

The board of directors of TRC (the “TRC Board”) and the board of directors of TRP GP (the “TRP GP Board”) have each approved the Merger Agreement. The Conflicts Committee of the TRP GP Board (the “TRP GP Conflicts Committee”) and the TRP GP Board (acting based upon the recommendation of the TRP GP Conflicts Committee) have determined that the Merger is fair and reasonable to, and in the best interests of, TRP and the holders of TRP common units (other than TRC, TRP GP and their affiliates), and each has resolved to recommend that the TRP limited partners approve the Merger Agreement. In addition, the TRC Board has resolved to recommend that TRC’s stockholders approve the issuance of TRC common stock in connection with the Merger (the “TRC Share Issuance”).

Each of TRC and TRP has agreed, subject to certain exceptions with respect to unsolicited proposals, not to directly or indirectly solicit competing acquisition proposals or to enter into discussions concerning, or provide confidential information in connection with, any unsolicited alternative business combinations. In addition, each of TRC and TRP has agreed to cause the stockholder and unitholder meetings, respectively, to be held to approve the TRC Share Issuance, in the case of TRC, and to approve the Merger Agreement and the Merger, in the case of TRP. However, the TRC Board may, subject to certain conditions, change its recommendation in favor of approval of the TRC Share Issuance if, in connection with receipt of a superior proposal or a material event occurring after the date of the Merger Agreement with respect to TRC that was not reasonably foreseeable at the time of the Merger Agreement, it determines in good faith that failure to take such action would be inconsistent with its duties under applicable law. In addition, the TRP GP Board or the TRP GP Conflicts Committee may, subject to certain conditions, change its recommendation in favor of approval of the Merger Agreement and the Merger if, in connection with receipt of a superior proposal or a material event occurring after the date of the Merger Agreement with respect to TRP that was not reasonably foreseeable at the time of the Merger Agreement, it determines in good faith that failure to take such action would be inconsistent with its duties under TRP’s partnership agreement and applicable law.

The Merger Agreement contains customary representations and warranties from both TRC and TRP, and each party has agreed to customary covenants, including, among others, covenants relating to (1) the conduct of business during the interim period between the execution of the Merger Agreement and the Effective Time and (2) the obligation to use reasonable best efforts to cause the Merger to be consummated and to obtain expiration of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the “HSR Act”).

Completion of the Merger is subject to certain customary conditions, including, among others: (1) approval of the Merger Agreement by holders of a majority of the outstanding TRP common units; (2) approval of the TRC Share Issuance by a majority of the shares of TRC common stock present in person or represented by proxy at the special meeting of TRC stockholders; (3) expiration or termination of applicable waiting periods under the HSR Act; (4) there being no law or injunction prohibiting consummation of the transactions contemplated under the Merger Agreement; (5) the effectiveness of a registration statement on Form S-4; (6) approval for listing of the shares of TRC common stock on the New York Stock Exchange issuable as part of the Merger Consideration; (7) subject to specified materiality standards, the accuracy of certain representations and warranties of the other party; and (8) compliance by the other party in all material respects with its covenants.

The Merger Agreement provides for certain termination rights for both TRC and TRP. The Merger Agreement provides that upon termination of the Merger Agreement under certain circumstances, TRC will be obligated (depending on circumstances of termination) to (1) execute an amendment to TRP’s partnership agreement providing for the reduction in distributions payable by TRP to TRC, as the indirect holder of TRP’s incentive distribution, equal to $96,500,000 or (2) pay TRP a payment in respect of TRP’s expenses up to $10,000,000. The Merger Agreement also provides that upon termination of the Merger Agreement under certain circumstances, TRP will be obligated (depending on circumstances of termination) to pay TRC: (1) a termination fee of $96,500,000, or (2) a payment in respect of TRC’s expenses up to $10,000,000.

The summary of the Merger Agreement in this Current Report on Form 8-K does not purport to be complete and is qualified by reference to the full text of the Merger Agreement, which is included as Exhibit 2.1 hereto and incorporated herein by reference. The Merger Agreement has been attached as an exhibit to this report in order to provide investors and security holders with information regarding its terms. It is not intended to provide any other financial information about TRC, TRP or their respective subsidiaries and affiliates. The representations, warranties and covenants contained in the Merger Agreement were made only for purposes of that agreement and as of specific dates, are solely for the benefit of the parties to the Merger Agreement, may be subject to limitations agreed upon by the parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Merger Agreement instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the parties that differ from those applicable to investors. Investors should not rely on the representations, warranties or covenants or any description thereof as characterizations of the actual state of facts or condition of TRC, TRP, or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations, warranties and covenants may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in public disclosures by TRC or TRP or their subsidiaries or affiliates.

Certain Relationships

TRC indirectly owns (1) a 2% general partner interest in TRP (through which it holds its 100% ownership in TRP GP), (2) a special general partner interest in TRP representing retained tax benefit related to the contribution to TRP from TRC of the general partner interest in Targa Pipeline Partners LP (formerly known as Atlas Pipeline Partners, L.P.) acquired in TRC’s acquisition of Targa Energy LP (formerly known as Atlas Energy, L.P.), (3) all of TRP’s outstanding incentive distribution rights and (4) approximately 8.8% of the outstanding TRP common units.

Item 5.01. Changes in Control of Registrant.

The information provided in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Additional Information and Where to Find It

In connection with the proposed transaction, TRC will file with the U.S. Securities and Exchange Commission (the “SEC”) a registration statement on Form S-4 that will include a joint proxy statement of TRP and TRC and a prospectus of TRC (the “joint proxy statement/prospectus”). In connection with the proposed transaction, TRC plans to mail the definitive joint proxy statement/prospectus to its shareholders, and TRP plans to mail the definitive joint proxy statement/prospectus to its unitholders.

INVESTORS, SHAREHOLDERS AND UNITHOLDERS ARE URGED TO READ THE JOINT PROXY STATEMENT/PROSPECTUS AND OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT TRC AND TRP, AS WELL AS THE PROPOSED TRANSACTION AND RELATED MATTERS.

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval.

A free copy of the joint proxy statement/prospectus and other filings containing information about TRC and TRP may be obtained at the SEC’s Internet site at www.sec.gov. In addition, the documents filed with the SEC by TRC and TRP may be obtained free of charge by directing such request to: Targa Resources, Attention: Investor Relations, 1000 Louisiana, Suite 4300, Houston, Texas 77002 or emailing jkneale@targaresources.com or calling (713) 584-1133. These documents may also be obtained for free from TRC’s and TRP’s investor relations website at www.targaresources.com.

Participants in Solicitation Relating to the Merger

TRC and TRP and their respective directors, executive officers and other members of their management and employees may be deemed to be participants in the solicitation of proxies from the TRC shareholders or TRP unitholders in respect of the proposed transaction that will be described in the joint proxy statement/prospectus. Information regarding TRC’s directors and executive officers is contained in TRC’s definitive proxy statement dated March 26, 2015, which has been filed with the SEC. Information regarding directors and executive officers of TRP’s general partner is contained in TRP’s Annual Report on Form 10-K for the year ended December 31, 2014, which has been filed with the SEC.

A more complete description will be available in the registration statement and the joint proxy statement/prospectus.

Forward-Looking Statements

Certain statements in this Current Report on Form 8-K are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including, without limitation, statements regarding the expected benefits of the proposed transaction to TRC and TRP and their stockholders and unitholders, respectively, the anticipated completion of the proposed transaction or the timing thereof, the expected future growth, dividends, distributions of the combined company, and plans and objectives of management for future operations. All statements, other than statements of historical facts, included in this report that address activities, events or developments that TRC or TRP expects, believes or anticipates will or may occur in the future, are forward-looking statements. These forward-looking statements rely on a number of assumptions concerning future events and are subject to a number of uncertainties, factors and risks, many of which are outside the control of TRC and TRP, which could cause results to differ materially from those expected by management of TRC and TRP. Such risks and uncertainties include, but are not limited to, weather, political, economic and market conditions, including a decline in the price and market demand for natural gas, natural gas liquids and crude oil, the timing and success of business development efforts; and other uncertainties. These and other applicable uncertainties, factors and risks are described more fully in TRC’s and TRP’s filings with the SEC, including the Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. Neither TRC nor TRP undertakes an obligation to update or revise any forward-looking statement, whether as a result of new information, future events or otherwise.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

2.1	Agreement and Plan of Merger, dated as of November 2, 2015, by and among Targa Resources Corp., Spartan Merger Sub LLC, Targa Resources Partners LP and Targa Resources GP LLC*

*	The schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K and will be provided to the Securities and Exchange Commission upon request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TARGA RESOURCES PARTNERS LP

		By:	Targa Resources GP LLC, its general partner

Date: November 6, 2015	By:	/s/ Matthew J. Meloy
Matthew J. Meloy
Executive Vice President, Chief Financial Officer and Treasurer

Exhibit Index

Exhibit Number	Description

2.1	Agreement and Plan of Merger, dated as of November 2, 2015, by and among Targa Resources Corp., Spartan Merger Sub LLC, Targa Resources Partners LP and Targa Resources GP LLC*

*	The schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K and will be provided to the Securities and Exchange Commission upon request.